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                                   Exhibit 99

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Dimeco, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Report") as filed with the Securities and Exchange Commission, we, Gary C. Beilman, Chief Executive Officer, and Maureen H. Beilman, Chief Financial Officer, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Gary C. Beilman                                /s/ Maureen H. Beilman
----------------------------                       ----------------------------
Gary C. Beilman                                    Maureen H. Beilman
Chief Executive Officer                            Chief Financial Officer

March 26, 2003